Statements of Net Assets Available for Benefits (Modified Cash Basis) - EBP 011 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Cash	$ 73,490	$ 14,769
Investments at fair value	149,016,935	143,269,912
Fully benefit-responsive investment contracts at contract value	14,527,038	15,007,906
Notes receivable from participants	1,868,955	1,779,001
Total assets	165,486,418	160,071,588
Liabilities:
Accrued expenses	0	106,693
Total liabilities	0	106,693
Net assets available for benefits	$ 165,486,418	$ 159,964,895